UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2019

GENERAL CANNABIS CORP

 (Exact Name of Registrant as Specified in Charter)

Colorado	000-54457	90-1072649
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6565 E. Evans Avenue Denver, Colorado	80224
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 759-1300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05	Costs Associated with Exit or Disposal Activities.

On December 31, 2019, the Board of Directors (the “Board”) of General Cannabis Corp (the “Company”) committed to dispose of three of the Company’s non-core business units, comprising its apparel business, Chiefton, its CBD retail business, STOA Wellness, and its security services business, Iron Protection Group, in order to focus the Company on expanding the operations of Next Big Crop, the Company’s highly successful and profitable cultivation consulting business.  The Company intends to sell or dissolve such non-core business units in [the first half of 2020].  The Company is currently unable to determine estimated ranges of the major costs, amounts to be incurred or amounts of charges that will result in future cash expenditures that will be associated with the disposition of such non-core businesses units.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2019, Brian Andrews notified the Board of his resignation as Chief Financial Officer of the Company, effective immediately. Mr. Andrews’s resignation was not due to any dispute or disagreement with the Company on any matter relating to the Company’s operations, policies or practices.  Mr. Andrews will continue to consult the Company in an advisory role while the Company transitions to new Chief Financial Officer. The Company is actively searching for a qualified candidate for the role of Chief Financial Officer.

Item 7.01	Regulation FD Disclosure.

On January 3, 2020, the Company issued a press release announcing key moves to further focus its business operations for its next phase of growth. A copy of the press release is filed and attached hereto as Exhibit 99.1.

The information in this Item 7.01 of this Current Report on Form 8-K and the related Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description
99.1	Press release, dated January 3, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 6, 2020

GENERAL CANNABIS CORP

By:	/s/ Steve Gutterman
Name:	Steve Gutterman
Title:	Chief Executive Officer